                                                             Exhibit 99.a(1)(ii)


                              LETTER OF TRANSMITTAL

               To Tender the Common Shares of Beneficial Interest
    (including common units of limited partnership interests in Acadia Realty
                               Limited Partnership
   convertible into Acadia Realty Trust Common Shares of Beneficial Interest)

                                       of

                               ACADIA REALTY TRUST

                        Pursuant to the Offer to Purchase
                             Dated December 20, 2001

--------------------------------------------------------------------------------
 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 22, 2002, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                              By First Class Mail,
                              By Hand Delivery, and
                     By Overnight Delivery or Express Mail:
                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                                   Plaza Level
                               New York, NY 10038

                                Telephone Number:
                            Toll Free: 1-877-777-0800

              To Confirm Receipt of Notice of Guaranteed Delivery:
                                 1-877-777-0800

   Delivery of this letter of transmittal to anyone other than the Depositary or to an address other than as set forth above will not constitute a valid delivery.

------------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF SHARES TENDERED
                                                     (See Instructions 3 and 4)
------------------------------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank,   |         Share Certificate(s) and Shares Tendered
  exactly as name(s) appear(s) on Share Certificate(s))                        |       (Attach additional signed list, if necessary)
                                                                               |----------------------------------------------------
                                                                               |     Share         Total Number of        Number of
                                                                               | Certificate(s)     Shares Evidenced       Shares
                                                                               |   Number(s)    by Share Certificate(s)*  Tendered**
                                                                               |----------------------------------------------------
                                                                               |
                                                                               |
                                                                               |
                                                                               |
                                                                               |
                                                                               |----------------------------------------------------
                                                                               |----------------------------------------------------
                                                                               |----------------------------------------------------
                                                                               |       Total Shares:
-------------------------------------------------------------------------------|----------------------------------------------------

* Need not be completed by Holders delivering Shares by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

   NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

   This Letter of Transmittal is to be completed by Holders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in
Section 3 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   Holders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

--------------------------------------------------------------------------------
  [_] Check here if shares are being delivered by book-entry transfer to the Depositary's account at the book-entry transfer facility and complete the following:


  Name of Tendering Institution______________________________________________

  Account No.________________________________________________________________

  Transaction Code No._______________________________________________________

  [_] Check here if shares are being tendered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following:

  Name(s) of Registered Holder(s)____________________________________________

  Date of Execution of Notice of Guaranteed Delivery_________________________

  Name of Institution which Guaranteed Delivery______________________________

      Give Account Number and Transaction Code Number if delivered by book-entry transfer:

  Account No.________________________________________________________________

  Transaction Code No._______________________________________________________

--------------------------------------------------------------------------------

   Ladies and Gentlemen:

   The undersigned hereby tenders to Acadia Realty Trust, a Maryland real estate investment trust (the "Company"), the above-described Common Shares of Beneficial Interest (including common units of limited partnership interest convertible into our common shares) ("Shares"), at the price for each of the Shares indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated December 20, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

   Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares, (ii) present Share Certificates for cancellation and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants to the Company that (i) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof), and (b) such tender of Shares complies with Rule 14e-4; (ii) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (iii) on request, the undersigned will execute and deliver any additional documents which the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; (iv) the undersigned has read and agrees to all of the terms of the Offer; and (v) the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby.

   The names and addresses of the registered Holders should be printed, if they are not already printed above, exactly as they appear on the Share
Certificates tendered hereby. The certificate numbers, the number of Shares represented by such Share Certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered (if not participating in the modified Dutch auction) should be indicated in the appropriate boxes.

   The undersigned understands that the Company will determine through a modified Dutch auction, a single Purchase Price for each of the Shares (not greater than $6.50 nor less than $6.05 for each of the Shares) (the "Purchase Price") that it will pay for Shares validly tendered pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering Holders. The undersigned understands that the Company will select the Purchase Price that will allow it to buy 4,784,615 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $6.50 nor less than $6.05 for each of the Shares) pursuant to the Offer. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not properly withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its Odd Lot "priority", proration and conditional tender provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price and Shares not purchased because of proration or the conditional tender provisions without expense to the shareholder.

   The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that Share Certificates representing Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payments Instructions," to transfer any Share Certificate from the name of its registered holder, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

   The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

   The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

   All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        Price (in dollars) at which each of the shares are being tendered


If shares are being tendered at more than one price, use a separate instruction form for each price specified.

Check only one box. If more than one box is checked, or if no box is checked (except as provided in the odd lots instructions), there is no proper tender of shares.

Shares tendered at price determined by modified dutch auction

[_] The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the modified "Dutch auction" process. This action will result in receiving a price for each of the Shares for as low as $6.05 or as high as $6.50.

                                       OR

Shares tendered at price determined by holder

If shares are being tendered at more than one price, use a separate letter of transmittal for each price specified. (see Instruction 5)

By checking one of the boxes below instead of the box above, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. If the Purchase Price for the Shares is equal to or greater than the price checked, then the Shares purchased by the Company will be purchased at the Purchase Price. A Holder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price (unless those Shares were previously tendered and withdrawn.)

[_] $6.05 [_] $6.10 [_] $6.15 [_] $6.20 [_] $6.25 [_] $6.30 [_] $6.35 [_] $6.40
[_] $6.45 [_] $6.50

                                    Odd Lots
                               (See Instruction 8)

[_] To be checked ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on December 20, 2001 and who continues to own beneficially as of the Expiration Date, an aggregate of less than 100 Shares.

    The undersigned either (check one box):

[_] was the beneficial owner, as of the close of business on December 20, 2001 of an aggregate of less than 100 Shares all of which are being tendered; or

[_] is a broker, dealer, commercial bank, trust company or other nominee which:

    (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

    (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner, as of the close of business on December 20, 2001, of an aggregate of less than 100 Shares and is tendering all of such Shares.

                               Conditional tender
                              (See Instruction 14)


  You may condition your tender of Shares on our purchasing a specified minimum number of your tendered Shares, all as described in Section 6 of the Offer to Purchase. Unless the minimum number of Shares you indicate below is purchased by us in our Offer, none of the Shares you tendered will be purchased. It is your responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional.

  [_] The minimum number of Shares that must be purchased, if any are purchased, is: _______ Shares.

  If, because of proration, the minimum number of Shares that you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and checked this box:

  [_] The tendered Shares represent all Shares held by me.

--------------------------------------------------------------------------------------------------------------------------------
      Special Payment Instructions                            |           Special Delivery Instructions
    (See Instructions 1, 4, 6, 7 and 9)                       |          (See Instructions 1, 4, 6 and 9)
  To be completed ONLY if the check for the                   |   To be completed ONLY if the check issued in
  purchase price of Shares purchased or Share                 |   the name of the undersigned for the purchase
  Certificate evidencing Shares not tendered is               |   price of Shares purchased or Certificates
  issued in the name of someone other than the                |   evidencing Shares not tendered or not purchased
  undersigned.                                                |   are to be mailed to someone other than the
  Issue: [_] Check                                            |   undersigned, or to the undersigned at an address
         [_] Share Certificate(s) to:                         |   other than that shown under "Description of
                                                              |   Shares Tendered."
  Name: ___________________________________________________   |   Mail: [_] Check
                      (Please Print)                          |         [_] Share Certificate(s) to:
  Address: ________________________________________________   |
                                                              |
  _________________________________________________________   |
                     (Include Zip Code)                       |   Name: ______________________________________
                                                              |                    (Please Print)
  _________________________________________________________   |
        (Tax Identification or Social Security No.)           |   Address: ___________________________________
                                                              |                   (Include Zip Code)
                                                              |
              (See Substitute Form W-9 below)                 |
                                                              |
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    IMPORTANT
                               Holders: Sign Here
                           (See Instructions 1 and 6)
             (Please Complete Substitute Form W-9 Contained Herein)


  Signature(s) of Holder(s):_________________________________________________

  Dated: ___________________________________

  Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.

  Name(s):___________________________________________________________________
                               (Please Print)

  Capacity (full title):_____________________________________________________

  Address:___________________________________________________________________
                             (Include Zip Code)

  Area Code and Telephone Number:____________________________________________

  Taxpayer Identification or
  Social Security Number(s):_________________________________________________
                               (See Substitute Form W-9 contained herein)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Guarantee of Signature(s)
                     (If Required-See Instructions 1 and 6)

                     For use by financial institutions only.
                    Place medallion guarantee in space below.

  Area Code and Telephone Number:____________________________________________

  Dated: ___________________________________
--------------------------------------------------------------------------------

                                  Instructions
              Forming Part of the Terms and Conditions of the Offer


1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office, branch or agency in the United States which is a member of one of the Stock Transfer Association's approved medallion programs (such as the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program) (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the holder of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing ALL physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

   Holders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NYSE trading days after the date of receipt by the Depositary of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal, all tendering Holders waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders and Unpurchased Shares (Not Applicable to Holders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered" of the box captioned "Description of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at which Shares are Being Tendered. For Shares to be properly tendered, the Holder must check a box indicating that either such Holder desires to tender its Shares at a price determined by the modified Dutch auction, or indicating the price for each of the Shares at which Shares are being tendered under "Price (In Dollars) for each of the Shares at which Shares are being Tendered" on this Letter of Transmittal; provided, however, that an Odd Lot Owner (as defined in Section 2 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that the Holder is tendering all Shares at the Purchase Price. ONLY ONE PRICE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES (OTHER THAN PURSUANT TO TENDERS BY ODD LOT HOLDERS). A Holder wishing to tender portions of such Holder's Shares at different prices must complete a separate Letter of Transmittal for each price at which the Holder wishes to tender each such portion of the Holder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

6. Signatures on Letter of Transmittal; Shares Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares, without alteration, enlargement or any other change whatsoever.

   If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

   If this Letter of Transmittal is signed by the registered holder(s) of the Share Certificate evidencing Shares tendered hereby, no endorsements or separate stock powers are required, unless payment is to be made, or Share Certificates evidencing Shares not purchased or not tendered are to be issued, to a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate evidencing Shares tendered hereby, the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

7. Shares Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all Share transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Shares are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person signing the Letter of Transmittal, the amount of all Shares transfer taxes, if any (whether imposed on the registered holder(s), or such other person), payable on account of the transfer to such person will be deducted from the Purchase Price, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Shares tendered before the Expiration Date, the Shares purchased first will consist of all Shares validly tendered on or prior to the Expiration Date at or below the Purchase Price by or on behalf of Holders who beneficially owned, as of the close of business on December 20, 2001, and continue to beneficially own as of the Expiration Date, an aggregate of less than 100 Shares, and who tenders all of such Holder's Shares. This preference will not be available unless the box captioned "Odd Lots" is completed.

9. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal, or if a check issued in the name of the person(s) signing this Letter of Transmittal or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on this Letter of Transmittal, the appropriate boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

10. Irregularities. The Company will determine, in its sole discretion, all questions as to the number of Shares to be accepted, the price to be paid therefor, the form of documents, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may in the opinion of the Company's counsel be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects of irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

11. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

12. Substitute Form W-9. Each tendering Holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such Holder is not subject to backup withholding of federal income tax. If a tendering Holder has been notified by the Internal Revenue Service that such Holder is subject to backup withholding, such Holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Holder has since been notified by the Internal Revenue Service that such Holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to 30% federal income tax withholding on the payment of the Purchase Price of all Shares purchased from such Holder. If the tendering Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Holder should check the box next to "Awaiting TIN" in Part 3 of the Substitute Form W-9 and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in
Part 3 of Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all payments of the Purchase Price to such Holder until a TIN is provided to the Depositary.

13. Lost, Mutilated or Destroyed Certificates. Any surrendering Holder whose Share Certificates have been lost, mutilated or destroyed should contact the Depositary, American Stock Transfer & Trust Company at 1-877-777-0800 for further information.

14. Conditional Tenders. As described in Section 6 of the Offer to Purchase, you may tender Shares subject to the condition that all or a specified minimum number of your Shares tendered pursuant to this Letter of Transmittal or a Notice of Guaranteed Delivery must be purchased if any Shares tendered are purchased.

   If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box captioned "Conditional Tender" in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

   As discussed in Section 6 of the Offer to Purchase, proration may affect whether we accept conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by lot, if any, we will limit our purchase in each case to the designated minimum number of Shares.

   All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

   The conditional tender alternative is made available so that a shareholder may seek to structure our purchase of Shares in our offer from the shareholder in a manner that the sale will be treated as a sale of those Shares by the shareholder, rather than the payment of a divided to the shareholder, for federal income tax purposes. If you are an Odd Lot Holder and you tender all of your Shares, you may not conditionally tender, since your Shares will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor.

   IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS), OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). HOLDERS ARE ENCOURAGED TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 BELOW.

                            IMPORTANT TAX INFORMATION


   Under U.S. federal income tax law, a holder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such holder's correct TIN on Substitute form W-9 below and to certify that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder with respect to Shares tendered may be subject to backup withholding (see below).

   A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the holder has furnished the Depositary with his or her TIN. A holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depositary with his or her TIN as soon as it is received.

   Certain holders (including, among others, all corporations and certain foreign individuals), may be exempt from these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

   If backup withholding applies, the Depositary is required to withhold 30% of any payments to be made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue service. The Depositary cannot refund amounts withheld by reason of backup withholding.

              Payer's Name: American Stock Transfer & Trust Company

------------------------------------------------------------------------------------------------------------------------------------
                                  Name-------------------------------------------------------------------------------------------
                                  Address----------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  Substitute                      Part 1(a) - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT                     TIN
  Form W-9                        AND CERTIFY BY SIGNING AND DATING BELOW.

  Department of the Treasury                                                                   ----------------------------------
  Internal Revenue Service                                                                         (Social Security Number or
                                                                                                Employer Identification Number)
                               --------------------------------------------------------------------------------------------------
  Payer's Request                 Part 1(b) - PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE WAITING RECEIPT OF,
  for Taxpayer Identification     YOUR TIN     |_|
  Number (TIN)                 --------------------------------------------------------------------------------------------------
                                  Part 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE
                                  INSTRUCTIONS)
                               --------------------------------------------------------------------------------------------------
                                  Part 3 - CERTIFICATION - Under penalty of perjury, I certify that:
                                  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage of all reportable payments made to me will be withheld);
                                  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b)
                                      I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
                                      IRS has notified me that I am no longer subject to backup withholding; and
                                  (3) I am a U.S. person (including U.S. resident alien).
---------------------------------------------------------------------------------------------------------------------------------
                                  CERTIFICATE INSTRUCTIONS - You must cross out item (2) above if you have been notified by the
                                  IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
---------------------------------------------------------------------------------------------------------------------------------
                                  SIGNATURE _____________________________________________________________________________________
                                  DATE __________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

NOTE: Failure to complete and return this form may result in backup withholding of 30% of any payments made to you pursuant to the offer. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details.
You must complete the following certificate if you checked the box in Part 3 of the Substitute Form W-9.


             Certificate of Awaiting Taxpayer Identification Number

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
  Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

  Signature: ______________________  Date: __________________________


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